Acquisition of
RWA Holdings Pty Ltd

November 2006

The attached slides, which are being filed with the Securities and Exchange Commission pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, are being shown at presentations to certain shareholders and other persons regarding the proposed acquisition by General Finance Corporation, or GFN, of RWA Holdings Pty
Limited, as described in more detail in the preliminary proxy statement that GFN filed with the Securities and
Exchange Commission on October 20, 2006.
GFN and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of GFN stockholders to be held to approve the acquisition. Information regarding GFN’s directors and executive officers is available in GFN’s Prospectus dated April 5, 2006 filed with the Securities and Exchange
Commission on April 5, 2006.  Other information regarding the participants in the proxy solicitation and their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary proxy statement filed by GFN and will be contained in GFN’s final proxy statement, when available.
Stockholders of GFN and other interested persons are advised to read GFN’s preliminary proxy statement and, when available, GFN’s definitive proxy statement in connection with GFN’s solicitation of proxies for the special meeting to approve the acquisition, because these proxy statements will contain important information.  Such persons can also read GFN’s periodic reports for more information about GFN, its officers and directors, and their interests in the successful completion of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition.  Stockholders will also be able to obtain a copy of the definitive proxy statement and other periodic reports filed with the Securities and Exchange
Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (www.sec.gov)
or by directing a request to General Finance Corporation, Attention: John O. Johnson, 260 South Robles Avenue,
Suite 217, Pasadena, California 91101.
Unless otherwise indicated, all monetary amounts pertaining to RWA Holdings Pty Limited have been converted based upon the currency exchange rate in effect on September 8, 2006 of 0.7599 U.S. dollar for one Australian dollar.  The currency exchange rate in effect as of the closing of the acquisition or at any future date may differ.  Because RWA Holdings Pty Limited’s business is presently conducted entirely within Australia, assuming the acquisition is completed, our future consolidated financial results stated in U.S. dollars will fluctuate in accordance with changes in currency exchange rates.
Disclosure
Stockholder Presentation

Disclosure
Risk Factors
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about
General Finance, RWA Holdings Pty Limited (“RWA” or “Royal Wolf”) and their combined business after completion of the transaction, although the safe-harbor provisions of that act do not apply to this presentation. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of General Finance’s and Royal Wolf’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:
Our working capital will be reduced to the extent our stockholders exercise their conversion rights, which would reduce our cash reserves after the acquisition.
Our current directors and executive officers own shares of common stock and have interests in the acquisition that are different from yours, and if the acquisition is not approved, the shares of common stock acquired by them prior to our IPO may become worthless.
The aggregate consideration for the acquisition will increase if the value of the U.S. dollar compared to the Australian dollar decreases before the closing due to currency exchange rate fluctuations.
If we do not complete our acquisition, we may not be successful in identifying another suitable business combination, in which case we may be forced to liquidate.  In a liquidation, our stockholders will receive less than $8.00 per share for their shares of our common stock and their warrants to purchase our common stock will become worthless.
The market price of our common stock will depend upon the operations of Royal Wolf and may, as a result, be highly volatile and subject to wide fluctuations.
Our failure to complete the acquisition could negatively impact the market price of our common stock and may make it more difficult for us to attract another acquisition candidate.
The proposed acquisition of Royal Wolf may result in additional Sarbanes-Oxley Act of 2002 costs, issues and control procedures of our combined reporting company.
We may have difficulty establishing adequate management, legal and financial controls over Royal Wolf.
Royal Wolf’s growth plan includes a possible expansion into markets outside of Australia, including in the Asia-Pacific, which may not prove successful.

Disclosure
Risk Factors (continued)
Royal Wolf’s planned growth may strain our management resources, which could disrupt the development of new products and new applications of
Royal Wolf’s existing products and Royal Wolf’s customer service centers and other facilities.
We may need additional debt or equity financing to sustain Royal Wolf’s growth, but have no commitments or arrangements to obtain such financing.
General or localized economic downturns or weakness may adversely affect Royal Wolf’s customers, which may cause the demand for Royal Wolf’s products and services to decline and therefore harm our future revenues and results of operations.
Royal Wolf faces significant competition.  If Royal Wolf is unable to compete successfully, it could lose customers and our future revenues and results of operations could be adversely affected.
Royal Wolf has depended to a large extent on the sales of its containers, which sales may fluctuate significantly in the future.
Royal Wolf’s leasing revenues, which constitute approximately one-quarter of its total revenues, depend upon Royal Wolf’s ability to re-lease containers.  The failure of Royal Wolf to effectively and quickly re-lease containers could materially and adversely affect our future results of operations.
Governmental regulations could impose substantial costs or restrictions on Royal Wolf’s operations that could harm our future results of operations.
We may not be able to effectively implement our growth strategy for Royal Wolf by identifying or completing transactions with attractive acquisition candidates, which could impair our growth.
Our failure to retain key Royal Wolf personnel could adversely affect our operations and could impede our ability to execute our business plan and growth strategy.
Any failure of Royal Wolf’s management information systems could disrupt our business and result in decreased rental or sale revenues and increased overhead costs.
Significant increases in Royal Wolf’s raw material costs could increase our operating costs and adversely affect our results of operations.
The failure of Royal Wolf’s Chinese manufacturers to sell and deliver products to Royal Wolf in timely fashion may harm our reputation and our financial condition.
Other relevant risks are described in the preliminary proxy statement filed by General Finance with the SEC. The information set forth herein should be read in light of such risks. Neither General Finance nor Royal Wolf assumes any obligation to update the information contained in this presentation.

Outline of Presentation
1.
Executive Summary
2.
Royal Wolf Overview
3.
Transaction Overview
Appendix
A.
Valuation Benchmarks
B.
Detailed Product Overview
C.
Management Team

Executive Summary
1

Executive Summary
Introduction
General Finance Corporation (“GFN” or the “Company”) is a special purpose acquisition company formed to acquire a specialty finance business
In April 2006, GFN raised $69.0 million through its IPO (8,625,000 units at $8.00 each)
As of September 30, 2006, approximately $67.2 million of the offering proceeds, including interest, was held in a trust account
On September 12, 2006, GFN entered into a definitive agreement to acquire RWA Holdings Pty Ltd, a holding company for Royal Wolf Trading Australia Pty Ltd (“RWA” or “Royal Wolf”)
Royal Wolf is a privately held Australian corporation engaged in the sale and leasing of portable storage and freight containers and portable container buildings
Aggregate consideration is $87.4 million, consisting of an estimated $83.6 million in cash upfront, $2.28 million payable to the sellers in two equal installments in consideration for a non-compete agreement, and $1.5 million in a private placement of GFN stock subject to:
Working capital and tangible asset levels and obligations under a specific container lease program
Costs of any acquisitions completed by Royal Wolf prior to closing
An additional $570,000 if GFN’s proxy statement in connection with the acquisition has not been cleared by the SEC by January 17,
2007 and an additional $570,000 if not cleared by February 17, 2007
Sources of financing consist of $42.8 million from IPO proceeds and $40.8 million in debt, a $2.28 million unsecured seller note, and $1.5 million of GFN stock
GFN will acquire the shares of Royal Wolf through a newly-formed Australian subsidiary holding company, GFN
Australasia Holdings Pty Ltd and its subsidiary, GFN Australasia Finance Pty Ltd

Executive Summary
Royal Wolf to Serve as Platform Acquisition for GFN
GFN’s goal was to acquire a specialty finance company that would act as a platform for growth through consolidation and maximization of operating efficiencies
Management has a long track record of creating value by identifying attractive targets (over 88 transactions as principals and over a hundred as transactional advisors), assembling and incentivizing strong management teams, implementing tight financial controls and performance monitoring
This acquisition is an important 1st step for GFN
Establishes the Platform Company at an Attractive Valuation
Significant layered consolidation opportunities in Australia, the Asia-Pacific region and beyond
Ability to scale down purchase price multiple through operational improvements and tuck-in acquisitions
Well capitalized and leverageable for future growth
Capitalizes on Significant Industry Experience
Allows management to leverage its extensive experience and core competencies in the container rental and leasing business from prior consolidation transactions in the U.S. and UK
Immediate Opportunities for Significant Operational Improvement
Potential to increase EBITDA margins by 10 percentage points by implementing operating practices developed by Mr. Valenta at Mobile Storage

Executive Summary
The Royal Wolf Opportunity
Leading container rental and leasing company in Australia with estimated 30% market share per Royal Wolf management
Royal Wolf is uniquely positioned to take advantage of the strong, rapidly growing Australian market
Made large investment in infrastructure despite previously limited capital
Strong financial metrics with favorable growth prospects
LTM revenues and adjusted EBITDA of $55.5 million and $8.8 million (9.9x adjusted EBITDA)
June FY 2007E revenues and EBITDA of $71.0 million and $11.2 million1 (7.8x EBITDA)
New product introductions account for majority of increase in EBITDA
Broad base of 12,000 active customers with no single customer constituting more than 3% of revenue
Strong reinvestment opportunity through asset depreciation tax shield
New, innovative products with potential for export to the U.S. and Europe
In-market personnel and direct sourcing of new containers from Shanghai facilitates the Company’s entry into the
Chinese market
Robust, deep and experienced management team
As a sign of confidence in their ability to rapidly grow GFN, Messrs. Valenta and Johnson have opted to receive no compensation from the Company until the earlier of: (i) June 30 2008, (ii) Royal Wolf run-rate EBITDA of US$20 million or greater is achieved or (iii) GFN run rate EBITDA of US$40 million or greater is achieved
Goal is to replicate Mobile Storage success story (see next slide)

THE MOBILE STORAGE GROUP
CONTAINERS • TRAILERS • OFFICES

GeneralFINANCE CORPORATION

Executive Summary
GFN ManagementTrack Record – Mobile Storage Group, Inc.
Ron Valenta founded Mobile Storage which rents/sells portable storage containers, trailers, and portable office units throughout the United
States and the UK
It is the leading global provider of portable on-site storage solutions
The business had one branch in the U.S. and 4 units in 1988
When Ron Valenta left day to day management in 2003, its rental fleet comprised approximately 83,000 units in 78 locations
In August 2006 Welsh Carson, a private equity group, purchased Mobile Storage for aggregate consideration in excess of $600 million
Mr. Valenta and management made significant operational changes to improve results/returns
Increased utilization rates and lease rates, created national accounts program and implemented a multilayer acquisition program
Fifteen year CAGR of 40% for Revenue and 33% for EBITDA
Mr. Valenta completed approximately 71 acquisitions while at Mobile Storage
Ranging in size from $0.8 million to $64.9 million in the U.S. and UK
Legend
Branch locations
Corporate Office
Yard location

Executive Summary
GFN ManagementTrack Record – Mobile Storage (UK) Ltd.
Mobile Storage’s Success in the United Kingdom Serves as an
Applicable Case Study for General Finance and its Royal Wolf Platform
Mobile Storage (UK) Ltd.
Ron Valenta, while at Mobile Storage, took advantage of the opportunity to consolidate the fragmented UK market by founding Mobile Storage (UK) Ltd. (“MS (UK)”) in 1999 in Garretts Cross, England
MS (UK) entered the UK market by completing five acquisitions totaling $22.1 million in early 2000
Management’s then focused on internal controls and organic growth through product development, utilization improvement and updating billing practices
MS (UK) then acquired Ravenstock-Tam (one of the three largest players in the market) in November 2001 for
$64.9 million
MS (U.K) reduced annual costs by $2.7 million
Reduced 33 offices to 22 offices
Consolidated duplicate corporate and back office functions
Acquisition propelled MS (UK) to becoming the largest provider of storage solutions in the United Kingdom with run-rate revenues and EBITDA of $53 million and $18 million respectively in 2001
GFN Management Believes the Current Landscape of the Australian Market
Will Provide a Similar Growth and Consolidation Opportunity for GFN

Executive Summary
Royal Wolf Highlights
Management estimates that currently contemplated operating improvements have the potential to improve
Royal Wolf’s leasing business’ EBITDA margin by nearly 10 percentage points (i.e., from approximately
15% to 25%):
Shift business mix towards more leasing activity: annuity and predictability of cash flow creates highest value
Enhance billing disciplines (adopting U.S. standard initiated by Mobile Storage in early 1990s)
Implement 28-day billing cycle, damage waiver program
Product expansion
Expand ground level offices
Increase fleet of 40-foot containers
Reduce fleet of currently sub-leased equipment
Potential for “tuck-in” acquisitions enhancing market density and bringing significant synergies
Potential for new acquisitions in fragmented Asia-Pacific market and then Europe and the United States to create a global portable services company
Mr. Valenta to focus on growth through acquisitions, entrance into new markets and to provide local management with best operating practices and know-how based on his career in this industry
Current Royal Wolf management team to continue to operate the container business in the Asia-Pacific market

Executive Summary
Australian Market Fundamentals
Regional
In 2007, Australia’s economy is forecasted to grow by 3.1% compared to 2.5% for the U.S., 1.9% for the Euro zone and 2.1% for Japan 1
Australia is the gateway to a market opportunity in China
Asia-Pacific market as a whole (New Zealand, Singapore, Japan, Korea and China) is ripe for consolidation
Industry
According to market analysis and estimates by Royal Wolf management, the Australian portable storage market generates annual revenues of approximately US$150 million and the modular and portable office market generates annual revenues in excess of US$600 million
Royal Wolf management estimates that 60% of this market comes from sales of portable storage containers
The container industry has stable and recurring cash flows
These are assets with long useful lives and minimal maintenance requirements
These assets create tax deferred income
There are favorable valuation multiples among smaller companies
1 ANZ Economic Outlook, December 2005

Royal Wolf Overview
2

Royal Wolf Overview
Summary
Royal Wolf leases and sells a variety of containers through 15 customer service centers in
Australia
Portable storage containers
On-site storage by retail outlets and manufacturers, government departments, farming and agricultural concerns, building and construction companies, clubs and sporting associations, mine operators and general public
Products include general purpose dry storage containers, refrigerated containers and hazardous goods containers in a range of standard and modified sizes, designs and storage capacities
Freight containers
Freight containers specifically designed for transport of products by road and rail
Customers include national moving and storage companies, distribution and logistics companies, freight forwarders, transport companies, rail freight operators and the Australian military
Products include curtain-side, refrigerated and bulk cargo containers, together with a range of standard and industry-specific dry freight containers
Portable container buildings
Portable container buildings as site offices and for temporary accommodations
Entered the portable building market in August 2005 with 20- and 40-foot portable buildings
Marketed to a subset of its portable storage container customer base

Darwin
Cairns
Townsville
NT
QLD
WA
SA
Brisbane
Gold Coast
NSW
Newcastle
Central Coast
Perth
ACT
Sydney
Adelaide
VIC
Canberra
Melbourne West (Sunshine)
Melbourne East (Clayton)
Melbourne Production (Altona)
TAS
Hobart

GeneralFINANCE CORPORATION

Royal Wolf Overview
Summary (continued)
Royal Wolf serves customers through two segments – retail (small to mid-sized businesses) and corporate
Retail segment is operated through an Australia-wide network of 15 branches
The revenue mix is currently approximately 69% sales and 31% rental/leasing or hire
Corporate segment manages large contracts to sell or lease containers into specific industry sectors sub-
divided into the following divisions:
Road & Rail
Removals (Moving & Storage)
Mining, Defense
Portable Buildings
Nationwide Coverage

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
73%
72%
74%
69%
27%
28%
26%
31%
2004
2005
2006
YTD(1)
Rental Revenue
Sales Revenue

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
69%
72%
74%
75%
31%
28%
26%
25%
2004
2005
2006
YTD(1)
Corporate
Small Business

Customer Mix, March 2006
International Trading 2.50%
Defense 2.10%
Farming 1.60%
Other 11.20%
Transport 5.90%
Manufacturers 6.80%
Private 9.70%
Professional 7.40%
Mining 9.50%
Moving / Storage 7.60%
Retail 9.40%
Agents 8.40%
Construction 8.40%
Road & Rail 9.40%

GeneralFINANCE CORPORATION

Royal Wolf Overview
Financial Summary (continued)
(1) Year-to-date period beginning July 1, 2006 and ending September 30, 2006.

USD millions	FYE June 30, 2004	2005	2006	YTD[1]	LTM[2]	FYE June 30, 2007[3]
Revenue	$36.0	$41.4	$51.2	$15.6	$55.5	$71.0
Growth	*n.a.*	*15.0%*	*23.7%*	*n.a.*	*n.a.*	*38.7%*
EBITDA	3.5	5.2	5.1	1.7	6.5	11.2
Margin	*9.7%*	*12.6%*	*10.0%*	*10.9%*	*11.7%*	*15.8%*
EBITDA	$3.5	$5.2	$5.1	$1.7	$6.5	$11.2
Non-cash mkt. value/comp. adj.	0.0	0.0	0.4	0.2	0.5	0.0
Delayed job billing	0.0	0.0	0.5	0.0	0.5	0.0
Acquisition annualizations	0.0	0.0	1.8	0.0	1.3	0.0
Total adjustments	$0.0	$0.0	$2.7	$0.2	$2.3	$0.0
Adjusted EBITDA	$3.5	$5.2	$7.8	$1.9	$8.8	$11.2
Margin	*9.7%*	*12.6%*	*15.2%*	*12.2%*	*15.9%*	*15.8%*
Net capital expenditures	(7.1)	(6.2)	(5.9)	(6.1)	(7.5)	(6.5)
Acquisitions	0.0	0.0	(5.4)	(0.2)	(5.6)	-
Number of containers	12,281	13,134	16,739	17,411	17,411	17,027

Note: Assumes conversion rate of USD0.7599/AUD.

[2] *Latest twelve month period ended September 30, 2006.*

[3] *Based on the assumptions and expectations of Royal Wolf management. Actual results could differ significantly from these forecasts. Factors that could affect these forecasted results include "Risk Factors" appearing elsewhere in this slide presentation and in documents that we have filed with the SEC.*

GeneralFINANCE CORPORATION

Royal Wolf Overview
Financial Summary

Transaction Overview
3

Statement of Operations Data:	Nine Months Ended September 30, 2006 (in thousands, except per share data) GFN	Royal Wolf	Pro Forma Adjustments (3)	Pro Forma Combined	Three Months Ended September 30, 2006 (in thousands, except per share data) GFN	Royal Wolf	Pro Forma Adjustments (3)	Pro Forma Combined
Assuming No Conversion (1)								
Revenues	$ -	$41,323	$ -	$41,323	$ -	$15,547	$ -	$15,547
EBITDA	(767)	4,779	-	4,012	(703)	1,657	-	954
Net income (loss)	292	(159)	(1,364)	(1,231)	(3)	43	(636)	(596)
Net loss per share								
Basic				$(0.12)				$(0.06)
Diluted				$(0.12)				$(0.06)
Assuming Maximum Conversion (2)								
Revenues	$ -	$41,323	$ -	$41,323	$ -	$15,547	$ -	$15,547
EBITDA	(767)	4,779	-	4,012	(703)	1,657	-	954
Net income (loss)	292	(159)	(1,673)	(1,540)	(3)	43	(739)	(699)
Net loss per share								
Basic				$(0.17)				$(0.08)
Diluted				$(0.17)				$(0.08)

Balance Sheet Data:	September 30, 2006 (in thousands, except per share data) GFN	Royal Wolf	Pro Forma Adjustments (3)	Pro Forma Combined
Assuming No Conversion (1)				
Cash	$137	$52	$23,815	$24,004
Cash held in trust account	67,215	-	(67,215)	-
Total assets	67,818	55,416	(40,460)	82,774
Long-term debt	-	30,850	10,224	41,074
Stockholders' equity	51,963	3,129	(40,086)	14,764
Net debt	(137)	30,798	(13,591)	17,070
Assuming Maximum Conversion (2)				
Cash	$137	$52	$10,757	$10,946
Cash held in trust account	67,215	-	(67,215)	-
Total assets	67,818	55,416	(53,518)	69,716
Long-term debt	-	30,850	10,224	41,074
Stockholders' equity	51,963	3,129	(53,144)	1,706
Net debt	(137)	30,798	(533)	30,128

Note: The historical results for Royal Wolf have been adjusted to U.S. dollars at the average exchange rate during the periods presented in the statements of income and at September 30, 2006 for the balance sheet.

(1) Assumes that none of our stockholders exercise conversion rights.

(2) Assumes that 19.99% of our IPO shares, or 1,724,138 shares, are converted into their pro rata share of the funds held in the trust account.

(3) To record reclassification of funds held in trust by Continental Stock Transfer & Trust Company, other acquisition-related adjustments and certain adjustments related to amortization and interest, net of tax effects.

GeneralFINANCE CORPORATION

Transaction Overview
Pro Forma Financials

Sources and Uses (USD$) at General Finance level

Sources	Amount	% Total	Uses	Amount	% Total
Cash on Hand	$ 42,808	49.0%	Purchase of Equity	$ 52,410	59.9%
Asset-Based Financing	25,639	29.3%	Bank Debt	17,348	19.8%
Senior Sub Debt	15,198	17.4%	Non Compete	17,687	20.2%
Seller Note	2,280	2.6%	Other	-	0.0%
GFN Common Stock	1,520	1.7%	Cash at Closing	-	0.0%
Total Sources	**$ 87,445**	**100.0%**	**Total Sources**	**$ 87,445**	**100.0%**

GeneralFINANCE CORPORATION

Transaction Overview
Sources & Uses
The transaction is being financed conservatively to allow for both organic growth and future acquisitions by a combination of the following:
Cash on hand
Asset-based revolver (current lenders)
New senior subordinated debt financing
GFN Management Believes the Contemplated Capital Structure Provides for Additional Senior
Debt and Subordinated Debt Capacity For Rental/Hire Fleet Additions as well as Acquisitions

Transaction Overview
Valuation
The $87.4 million enterprise value (“EV”) or aggregate consideration can be stated as a multiple of the following financial metrics:
EV to LTM revenue                                                         1.57x
EV to Projected FYE 2007 revenue                      1.23x
EV to LTM adjusted EBITDA                                     9.9x
EV to Projected FYE 2007 EBITDA                     7.8x
Based upon the management projections of Royal Wolf for FYE 2007 GFN’s management believes the following valuation methodologies are relevant:
A discounted cash flow analysis through 2009 using 15%-20% discount rates and exit multiples of 7x-9x EBITDA result in an estimated EV of Royal
Wolf of between $66.7 million and $99.1 million
An analysis of comparable public companies (Mobile Mini “MINI”, Williams-Scotsman “WLSC”) yields the following results:

EV to LTM revenue
EV to Forward FYE revenue
EV to LTM EBITDA
EV to Forward FYE EBITDA
Selected transactions referenced in the Proxy produce the following results as Implied Transaction Multiples:
                                    Mean                            Median       & #160;                Range
EV to LTM revenue         1.7x                          1.7x                                0.8x-2.8x
EV to LTM EBITDA     8.3x                          8.8x                                6.9x-9.1x
Williams-Scotsman
Mobile Mini
8.1x
11.4x
8.2x
12.1x
2.6x
4.9x
2.6x
5.3x

Valuation Benchmarks
A

Company	LTM Date	Share Price[1]	52 - Week[2] Low	52 - Week[2] High	Market Cap.	Enterprise Value	One Year Return[3]	Public Float	Company Beta[4]
Mobile Mini, Inc.	9/30/2006	$ 29.16	$ 22.16	$ 37.12	$ 1,056.2	$ 1,338.0	21.7%	98.0%	1.34
Williams Scotsman International, Inc.	9/30/2006	$ 20.37	$ 14.39	$ 27.05	$ 883.2	$ 1,790.9	35.8%	83.5%	1.08
Mean							28.7%	90.8%	1.21

Company	Last Twelve Months[5] Revenue	Gross Profit	EBITDA[5]	EBIT[5]	Earnings[5]	Gross Margin	EBITDA Margin	EBIT Margin	Net Margin
Mobile Mini, Inc.	$ 254.6	$ 239.7	$ 110.7	$ 95.3	$ 38.6	94.1%	43.5%	37.5%	15.2%
Williams Scotsman International, Inc.	$ 678.8	$ 324.7	$ 217.5	$ 139.6	$ 46.0	47.8%	32.0%	20.6%	6.8%
Mean						71.0%	37.8%	29.0%	11.0%

Company	Enterprise Value / LTM Revenue	Enterprise Value / FRY 1 Revenue	Enterprise Value / LTM EBITDA	Enterprise Value / FRY 1 EBITDA	LTM P/E	FRY 1 P/E	Secular Growth	FRY 1 P/E/G	Price / Book
Mobile Mini, Inc.	5.3x	4.9x	12.1x	11.4x	27.4x	22.4x	18.00	1.2x	2.8x
Williams Scotsman International, Inc.	2.6x	2.6x	8.2x	8.1x	19.2x	19.2x	15.00	1.3x	2.3x
Mean	3.9x	3.8x	10.2x	9.7x	23.3x	20.8x	16.50	1.26	2.5x

GeneralFINANCE CORPORATION

Valuation Benchmarks
Comparable Public Companies
____________________
(1) As of  Wednesday, November 20, 2006.
(2) Source: Company SEC filings, Capital IQ, and Thomson Research.
(3) Adjusted for one-time nonrecurring charges.

Detailed Product Overview
B

Detailed Product Overview
Portable Storage
Royal Wolf’s core activity involves the sale and leasing of portable storage containers. Portable storage represents 60% of
Royal Wolf revenue, and is a market poised for further growth. Containers have the advantage of being secure, durable and easily transportable as a portable storage solution. Royal Wolf has an estimated 30% market share of the portable storage market
The storage industry in Australia can be broken down into two primary segments: fixed-site self-storage and portable storage
While fixed-site self storage is used primarily by individuals for the temporary storage of household items at a permanent facility, portable storage offers secure, all-weather storage containers in numerous sizes, designs and applications that are delivered to and stored on-site at the customers premises
The advantages of portable storage include convenience, immediate accessibility, better security and lower prices representing an attractive alternative to using fixed-site storage or warehouse space
Royal Wolf services a wide range of customer groups in this market, which include the retail and manufacturing sectors, councils and government departments, the farming and agricultural community, the building and construction industry, clubs and sporting associations, the mining sector and the general public
The Company’s Portable Storage products include general purpose-
dry storage, containers, refrigerated and hazardous goods containers in a range of standard and custom-built sizes, designs and storage capacities
57%
$11.1
Annual gross margin
66%
8,988
Number in lease fleet
15%
$7.5
Annual lease revenue
42%
$21.4
Annual sales revenue
FY06 (%)
FY06 ($MM)
As of June 2006

Detailed Product Overview
Portable Storage (continued)
Royal Wolf is the market leader in Australia for the supply of portable storage solutions and the only company with national capability
Opportunities
Fast-track growth in rental fleet through competitor fleet
acquisitions
As scale and market dominance increases, apply increasing pressure to customers to lease, rather than buy, where there is flexibility in their requirements
Continue to develop national CSC and agent arrangements to
broaden geographical penetration
Continue to develop alliances with retail rental outlets (e.g.
Kennards arrangement) to offer Royal Wolf containers
Continue to develop and market new products (e.g. Dangerous
Goods containers)
Expand existing markets by increasing customer awareness of
products
Strengths
Sufficient scale and geographic reach to service any size deal
Diversity of product range, including refrigerated, mini cubes, dangerous goods containers and archive containers
Long life, transportability and durability of storage solution compared with substitute offerings
Professional business presentation and reputation compared with competitors
Large number of customers spread across many industry sectors
Very strong relationships with key customers and suppliers
High capital requirements act as effective barrier to entry
Industry in infancy and poised for significant growth

Detailed Product Overview
Freight Containers
Royal Wolf also rents and sells freight containers to companies for the purpose of transporting products by road and rail
Royal Wolf provides a wide range of standard and special purpose-
built freight containers
Customer groups in this category include the national moving and storage industry, distribution and logistics companies, domestic freight forwarders, transport companies, rail freight operators and the military
The Company’s freight container products include curtain-side, refrigerated and bulk cargo containers, together with a wide range of standard and industry-specific dry freight containers
All Royal Wolf freight containers are designed and certified for strength, to carry maximum payloads, to resist damage and wear &
tear, and to reflect the lowest possible operating costs
Royal Wolf offers the most advanced and innovative container designs available to its customers and is recognized in this market as both the industry leader and product innovator
28%
$5.5
Annual gross margin
31%
4,205
Number in lease fleet
11%
$5.5
Annual lease revenue
7%
$3.7
Annual sales revenue
FY06 (%)
FY06 ($MM)
As of June 2006

Detailed Product Overview
Freight Containers (continued)
Royal Wolf is the market leader in this mature market and is in a strong and stable position. There are likely to be significant opportunities to increase Royal Wolf’s dominance as major competitors are withdrawing from the market
Opportunities
Market withdrawal by key competitors will create increased
opportunities
Fast track growth in rental fleet through bolt-on competitor fleet acquisitions
Development of further new products suited to specific freight requirements
Government commitment to strengthening the country’s national rail network in order to reduce road freight movements
Strengths
Sufficient scale and geographic reach to service any size deal
Diversity of product range, including curtain-side, refrigerated and bulk cargo containers
In-house engineering and new product development expertise
Very strong relationships with key customers and suppliers
In-house fleet management of key customer rental fleets

PLAN VIEW
6058
FRONT VIEW
ISOMETRIC VIEW

GeneralFINANCE CORPORATION

Detailed Product Overview
Portable Buildings
The sale and leasing of containerized portable buildings has major advantages over traditional portable buildings in terms of transportability, security and flexibility. The launch of the portable buildings range in late 2005 represents a significant new market and growth opportunity for Royal Wolf
The Australian portable building market generates annual revenues of
$600 million and has been growing at a rate of 4.5% annually
Recognizing the opportunity to further expand its business activities within an existing and complementary customer base, Royal Wolf entered the portable building market in August 2005
With comparable manufacturing pricing to the more traditional portable building industry products, Royal Wolf portable buildings have substantial market advantages in terms of strength, security and durability
Other market advantages include significantly easier product transportation and on-site installation, plus the ability to stack the product six-high
Applications for portable buildings within Australia include temporary and permanent accommodation, site offices, lunch and changing rooms, and kiosks
Customer groups are mostly identical to the Company’s portable storage customer base, and include the manufacturing sector, councils and government departments, the building and construction industry, the mining sector and the military
7%
$1.4
Annual gross margin
3%
400
Number in lease fleet
1%
$0.3
Annual lease revenue
8%
$3.9
Annual sales revenue
FY06 (%)
FY06 ($MM)
As of June 2006

Detailed Product Overview
Portable Buildings (continued)
Within the portable building market, Royal Wolf offer a differentiated product with a number of advantages over competitors’ offerings. Royal Wolf can also effectively leverage off its storage and freight customer base. However, as a new entrant in a market dominated by large established competitors, Royal Wolf must focus on the unique selling points of its portable buildings in order to win market share
Opportunities
Leverage off existing broad client base with complementary
portable building product
Focus marketing efforts on high growth industries (e.g. mining and the defense sectors)
Further expand product in to fixed mobile home and caravan park industry
Strengths
Large number of customers across many industry sectors
Nationwide branch network allows servicing of national contracts
Product can be transported more easily and to more inaccessible areas than competitors
Product is more secure and durable than competitors
Strong relationships with manufacturers
In-house engineering and product customizing expertise

Management Team
C

Management Team
Royal Wolf Subsidiary Management
Robert Allan – CEO since February 2006
General Manager from 2004 to February 2006
More than 30 years in the container shipping and transport industries including ten years of senior management experience in international leasing with multi-national organizations
From 2000 to 2004 was the Group General Manager for IPS Logistics Pty Ltd, a packing and storage company that specialized in containerized commodity shipping
Peter McCann – CFO since 2004
From 2002 to 2004 was CFO of Strathfield Group Limited, which sells a wide range of mobile, car and home entertainment and electronics products in the Australian market
From 2000 to 2002 was the general manager of finance for Qantas Airways Limited.
James Warren – COO and General Manager of the Corporate Division
Joined Royal Wolf in 1998
From 1985 to 1998 was a Managing Director with Trans America Leasing
From 1976 to 1985 was a Managing Director with Flexi Van

Management Team
Holding Company Management
Ronald F. Valenta – CEO
Founder, President and CEO of Mobile Services Group, Inc. (1988-2003)
Windward Capital Partners acquired a controlling interest in Mobile Storage Group, Inc. (April 2000)
Chairman of Mobile Services Group, Inc. (New parent of Mobile Storage Group, Inc.)(2003-2006)
Founder and managing member of Portosan Company, LLC (1998-2004) and Portosan Company, Inc. (2003-present)
Sold to an affiliate of Odyssey Investment Partners, LLC (2004)
Founder and Chairman of Portoshred, LLC (2003-Present)
Senior Vice President of Public Storage, Inc. (1985-1989)
Manager with Arthur Andersen & Co. in Los Angeles (1980-1985)
John O. Johnson – COO
Co-Founder and Managing Director of The Spartan Group LLC (2002-Present)
Banc of America Securities (1984 – 2002)
Regional Head of investment banking (1994-2002)
Group Head of leveraged finance (1990-1994)
Various other investment banking positions (1984-1990)
Investment banker to various companies owned or operated by Mr. Valenta (1997-Present)

Management Team
Holding Company Management (continued)
Charles E. “Chuck” Barrantes – CFO
Chief Financial Officer of Royce Medical, a Cortec portfolio company (2005)
Chief Financial Officer of Earl Scheib Automotive, formerly AMEX:ESH (1999-2005)
Chief Financial Officer of Whittaker Corporation, formerly NYSE:WKR (1997)
Vice President and Controller of Superior Industries, NYSE:SUP (1991-1996)
Senior Audit Manager with Arthur Andersen (1977-1989)